Income Taxes And Tax Status	12 Months Ended
Dec. 31, 2019
Income Taxes And Tax Status [Abstract]
Income Taxes And Tax Status

11. INCOME TAXES AND TAX STATUS

Our net losses before income taxes for the years ended December 31, 2019 and 2018 are from domestic operations as well as losses from our wholly-owned German subsidiary.  We elected to treat our German subsidiary as a disregarded entity for purposes of income taxes and accordingly, the losses from our German subsidiary has been included in our operating results.

No current or deferred tax provision or benefit was recorded in 2019 or 2018 as a result of current losses and fully deferred tax valuation allowances for all periods.  We have recorded a valuation allowance to state our deferred tax assets at their estimated net realizable value due to the uncertainty related to realization of these assets through future taxable income.

A reconciliation between the provision for income taxes and the expected tax benefit using the federal statutory rate of 21% for each of the years ended December 31, 2019 and 2018, respectively are as follows (in thousands):

	2019	2018
Tax benefit at statutory rate	$(1,985)	$(4,382)
State tax benefit	(407)	(897)
Increase in valuation allowance	2,341	5,304
Research and development credit	-	(51)
Other	51	26
	$-	$-

Our deferred tax assets and liabilities relate to the following sources and differences between financial accounting and the tax bases of our assets and liabilities at December 31, 2019 and 2018 (in thousands):

	2019	2018
Gross deferred tax assets:
Net operating loss carry-forward	$83,865	$84,192
Research and development credit	7,608	7,879
Stock compensation	(28)	1,027
Patents and other	1,479	1,495
Contingent payment obligation	3,119	2,842
Inventories	139	249
Fixed assets	2	25
Accrued liabilities	200	146
Deferred rent and lease liabilities	142	46
Charitable contributions	1	5
Capital loss carry-forward	-	3
Warranty reserve	3	4
	96,530	97,913
Less valuation allowance	(96,320)	(97,816)
	210	97
Gross deferred tax liabilities:
Convertible debt	(210)	(97)
	(210)	(97)
Net deferred tax asset	$-	$-

Approximately $0.2 million, net of tax effect, of unrecognized tax benefit related to the beneficial conversion feature of convertible debt would be recorded as an adjustment to contributed capital rather than a decrease in earnings, if recognized.

At December 31, 2019, we had cumulative net operating loss (“NOL”) carry-forwards for income tax purposes of $335.1 million, of which $314.8 million is subject to expiration in varying amounts from 2020 to 2037.  At December 31, 2019, we also had research and development tax credit carryforwards of $7.6 million, which expire in varying amounts from 2020 through 2038.

Our ability to benefit from the tax credit carry-forwards could be limited under certain provisions of the Internal Revenue Code if there are ownership changes of more than 50%, as defined by Section 382 of the Internal Revenue Code of 1986 (“Section 382”).  Under Section 382, an ownership change may limit the amount of NOL, capital loss and R&D credit carry-forwards that can be used annually to offset future taxable income and tax, respectively.  In general, an ownership change, as defined by Section 382, results from transactions increasing the ownership of certain shareholders or public groups in the stock of a corporation by more than 50 percentage points over a three-year period.  We conduct a study annually of our ownership changes.  Based on the results of our studies, we have determined that we do not have any ownership changes on or prior to December 31, 2019 which would result in limitations of our NOL, capital loss or R&D credit carry-forwards under Section 382.

Uncertain Tax Positions

We file income tax returns in the U.S. federal jurisdiction, various state jurisdictions, and Germany.  We have identified our Federal and Florida tax returns as our only major jurisdictions, as defined.  The periods subject to examination for those returns are the 2000 through 2019 tax years.  The following table provides a reconciliation of our unrecognized tax benefits due to uncertain tax positions for the years ended December 31, 2019 and 2018, respectively (in thousands):

	2019	2018
Unrecognized tax benefits – beginning of year	$927	$927
Unrecognized tax benefits – end of year	$927	$927

Future changes in the unrecognized tax benefit will have no impact on the effective tax rate so long as we maintain a full valuation allowance.

Our policy is that we recognize interest and penalties accrued on any unrecognized tax benefits as a component of our income tax expense.  We do not have any accrued interest or penalties associated with any unrecognized tax benefits.  For the years ended December 31, 2019 and 2018, we did not incur any income tax-related interest income, expense or penalties.